UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               Form 8-K

                            Current Report
     Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)     January 24, 2005
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                    Dynasil Corporation of America
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        (Exact name of registrant as specified in its charter)

     New Jersey                                   22-1734088
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(State or other                                 (IRS Employer
jurisdiction of incorporation)                 Identification No.)


            385 Cooper Road, West Berlin, New Jersey, 08091
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               (Address of principal executive offices)


                            (856)-767-4600
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         (Registrant's telephone number, including area code)

                            Not Applicable
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     (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

 ( c ) Exhibits

     99.1 Dynasil Corporation of America earnings press release dated January 24, 2005.


ITEM 12. RESULTS OF OPERATION AND FINANCIAL STATEMENTS.


     On January 24, 2005, Dynasil Corporation of America ("Registrant") issued a press release announcing its financial results for its first quarter ended December 31, 2004. A copy of the press release is attached as Exhibit 99 to this Report on Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.




                              SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         DYNASIL CORPORATION OF AMERICA

Date:     January 24, 2005             By:  /s/ Craig Dunham
                               ----------------------------------
                             Craig Dunham
                          President and Chief Executive Officer








                             EXHIBIT INDEX

99.1 Press release, dated January 24, 2004, issued by Dynasil
     Corporation of America announcing its financial results for the fourth quarter ended December 31, 2004.